SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2006
PACCAR Inc
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14817 (Commission File Number)	91-0351110 (IRS Employer Identification No.)
777 106th Avenue NE, Bellevue, WA 98004
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (425) 468-7400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On June 13, 2006, the PACCAR Inc Board of Directors elected Charles R. Williamson to the Board of Directors, effective July 1, 2006. Mr. Williamson will join the Compensation Committee of the Board of Directors. There are no reportable transactions under Item 404 (a) of Regulation S-K. A copy of the press release announcing the election is attached as Exhibit 99.1 to this Report.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.
The following are furnished as Exhibits to this Report.

Exhibit Number	Description
99.1	Press release of June 16, 2006 regarding Charles R. Williamson
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACCAR Inc
Date:	June 19, 2006	By:	/s/ D. C. Anderson
D. C. Anderson
Vice President and General Counsel